SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 9, 2002

LINENS ’N THINGS, INC. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12381 (Commission File Number)	22-3463939 (I.R.S. Employer Identification No.)

6 Brighton Road, Clifton, New Jersey (Address of Principal Executive Offices)	07015 (Zip Code)

Registrant’s telephone number, including area code	(973) 778-1300

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit No.	Exhibit

99.1	Statement under Oath of Chief Executive Officer

99.2	Statement under Oath of Chief Financial Officer

Item 9.   Regulation FD Disclosure

     On August 9, 2002, Norman Axelrod, Chairman and Chief Executive Officer of Linens ’n Things, Inc. and William T. Giles, Senior Vice President, Chief Financial Officer of Linens ’n Things, Inc., each submitted to the SEC a sworn statement pursuant to SEC Order No. 4-460. Copies of the certifications are attached as exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2002	LINENS ’N THINGS, INC. By: WILLIAM T. GILES —————————————— Name: William T. Giles Title: Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Statement under Oath of Chief Executive Officer

99.2	Statement under Oath of Chief Financial Officer